    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 1999
                                            FILE NOS. 333-50855 AND 333-50855-01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                           --------------------------

           TYCO INTERNATIONAL LTD.                     TYCO INTERNATIONAL GROUP S.A.
   (Exact name of registrant as specified         (Exact name of registrant as specified
               in its charter)                                in its charter)
                   BERMUDA                                      LUXEMBOURG
        (State or other jurisdiction                   (State or other jurisdiction
      of incorporation or organization)              of incorporation or organization)
               NOT APPLICABLE                                 NOT APPLICABLE
                (IRS Employer                                  (IRS Employer
             Identification No.)                            Identification No.)
            THE GIBBONS BUILDING                          6, AVENUE EMILE REUTER
         10 QUEEN STREET, SUITE 301                            SECOND FLOOR
           HAMILTON HM11, BERMUDA                            L-2420 LUXEMBOURG
               (441) 292-8674                                (352) 46-43-40-1
      (Address, including zip code, and              (Address, including zip code, and
         telephone number, including                    telephone number, including
     area code, of registrant principal             area code, of registrant principal
             executive offices)                             executive offices)

                           --------------------------

                                 MARK H. SWARTZ
                        C/O TYCO INTERNATIONAL (US) INC.
                                 ONE TYCO PARK
                          EXETER, NEW HAMPSHIRE 03833
                                 (603) 778-9700
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

    ( *)Tyco International Ltd. maintains its registered and principal executive offices at The Gibbons Building, 10 Queen Street, Suite 301, Hamilton HM 11 Bermuda. The executive offices of Tyco's principal U.S. subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.
                           --------------------------

                                   COPIES TO:

                             JOSHUA M. BERMAN, ESQ.
                             ABBE L. DIENSTAG, ESQ.
                      KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 715-9100
                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 2

    Tyco International Ltd. and Tyco International Group S.A. hereby amend the Registrants' Registration Statement on Form S-3, File Nos. 333-50855 and 333-50855-01, for the purpose of filing Exhibits 1.3, 1.4, 4.6, 4.7 and 12.

ITEM 16. EXHIBITS

        1.1  --         Underwriting Agreement, dated June 4, 1998, among Tyco International Group S.A.
                          (the "Company"), Tyco International Ltd. ("Tyco") and the Representatives of
                          the Underwriters named therein, relating to the 6 1/8% Notes due 2001, the
                          6 3/8% Notes due 2005 and the 7% Notes due 2028 of the Company**

        1.2  --         Underwriting Agreement, dated June 4, 1998, among the Company, Tyco and the
                          Representatives of the Underwriters named therein, relating to the 6 1/4%
                          Dealer remarketable securities(SM) (Drs.(SM)) due 2013 of the Company**

        1.3  --         Underwriting Agreement, dated January 7, 1999, among the Company, Tyco and the
                          Representative of the Underwriters named therein, relating to the 6 1/8%
                          Notes due 2009 and the 6 1/8% Notes due 2029 of the Company

        1.4  --         Underwriting Agreement, dated January 7, 1999, among the Company, Tyco and the
                          Representatives of the Underwriters named therein, relating to the 6 7/8%
                          Notes due 2029 of the Company

        3.1  --         Memorandum of Association (as altered) of the Registrant (incorporated by reference as an Exhibit to Tyco's Annual Report on Form 10-K for the year ended December 31, 1992)**

        3.2  --         Certificate of Incorporation on Change of Name of Tyco (previously filed as an
                          Exhibit to Tyco's Current Report on Form 8-K filed July 10, 1997)**

        3.3  --         Bye-Laws of Tyco (incorporating all amendments to March 27, 1998)**

        3.4  --         Articles of Association of the Company**

        4.1  --         Indenture, dated as of June 9, 1998, among the Company, Tyco and The Bank of
                          New York, as Trustee**

        4.2  --         Supplemental Indenture No. 1, dated as of June 9, 1998, among the Company, Tyco and the Bank of New York, as Trustee, relating to the 6 1/8% Notes due 2001 of the Company (including the form of Notes)**

        4.3  --         Supplemental Indenture No. 2, dated as of June 9, 1998, among the Company, Tyco and the Bank of New York, as Trustee, relating to the 6 3/8% Notes due 2005 of the Company (including the form of Notes)**

        4.4  --         Supplemental Indenture No. 3, dated as of June 9, 1998, among the Company, Tyco and the Bank of New York, as Trustee, relating to the 7% Notes due 2028 of the Company (including the form of Notes)**

        4.5  --         Supplemental Indenture No. 4, dated as of June 9, 1998, among the Company, Tyco and the Bank of New York, as Trustee, relating to the 6 1/4% Dealer remarketable securities(SM) (Drs.(SM)) due 2013 of the Company (including the form of Drs.(SM))**

        4.6  --         Supplemental Indenture No. 7, dated as of January 12, 1999, among the Company,
                          Tyco and the Bank of New York, as Trustee, relating to the 6 1/8% Notes due
                          2009 of the Company (including the form of Notes)

        4.7  --         Supplemental Indenture No. 8, dated as of January 12, 1999, among the Company,
                          Tyco and the Bank of New York, as Trustee, relating to the 6 7/8% Notes due
                          2029 of the Company (including the form of Notes)

        5.1  --         Opinion of Appleby, Spurling & Kempe**

        5.2  --         Opinion of Beghin Nothal Feider Loeff Claeys Verbeke**

        5.3  --         Opinion of Kramer Levin Naftalis & Frankel LLP**

       12    --         Statement of Computation of Ratio of Earnings to Fixed Charges

       23.1  --         Consent of Coopers & Lybrand**

       23.2  --         Consent of Coopers & Lybrand L.L.P.**

       23.3  --         Consent of Arthur Andersen LLP**

       24    --         Powers of Attorney**

       25    --         Statement of Eligibility of Trustee on Form T-1**

------------------------

**  Previously filed.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Exeter, State of New Hampshire, on the 26th day of January, 1999.

                                TYCO INTERNATIONAL LTD.

                                By:              /s/ MARK H. SWARTZ
                                     -----------------------------------------
                                                   Mark H. Swartz
                                             Executive Vice President--
                                              Chief Financial Officer
                                                (Principal Financial
                                              and Accounting Officer)

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons on January 26, 1999 in the capacities indicated below.

          SIGNATURE                       TITLE
------------------------------  --------------------------
                                Chairman of the Board,
              *                   President, Chief
------------------------------    Executive Officer and
     L. Dennis Kozlowski          Director (Principal
                                  Executive Officer)

              *
------------------------------  Director
     Michael A. Ashcroft

              *
------------------------------  Director
       Joshua M. Berman

              *
------------------------------  Director
      Richard S. Bodman

              *
------------------------------  Director
         John F. Fort

              *
------------------------------  Director
       Stephen W. Foss

              *
------------------------------  Director
     Richard A. Gilleland

              *
------------------------------  Director
      Philip M. Hampton

              *
------------------------------  Director
     James S. Pasman, Jr.

          SIGNATURE                       TITLE
------------------------------  --------------------------
              *
------------------------------  Director
       W. Peter Slusser

                                Executive Vice President
      /s/ MARK H. SWARTZ          and Chief Financial
------------------------------    Officer (Principal
        Mark H. Swartz            Financial and Accounting
                                  Officer)

              *
------------------------------  Director
     Frank E. Walsh, Jr.

*By: /s/ MARK H. SWARTZ
    -------------------------

Mark H. Swartz
ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg, on the 26th day of January, 1999.

                                TYCO INTERNATIONAL GROUP S.A.

                                By:             /s/ RICHARD W. BRANN
                                     -----------------------------------------
                                                  Richard W. Brann
                                                 Managing Director
                                                (Principal Financial
                                              and Accounting Officer)

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints RICHARD W. BRANN AND MARK H. SWARTZ, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement (including all pre-effective and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons on January 26, 1999 in the capacities indicated below.

          SIGNATURE                       TITLE
------------------------------  --------------------------
      /s/ PHILIPPE BEOT
------------------------------  Director
        Philippe Beot

     /s/ RICHARD W. BRANN
------------------------------  Managing Director
       Richard W. Brann

      /s/ ERIK D. LAZAR
------------------------------  Managing Director
        Erik D. Lazar

                               INDEX TO EXHIBITS

  EXHIBIT                                                                                                         NUMBERED
  NUMBER                                                     DESCRIPTION                                            PAGE
-----------             -------------------------------------------------------------------------------------  ---------------
       1.1   --         Underwriting Agreement, dated June 4, 1998, among Tyco International Group S.A. (the
                          "Company"), Tyco International Ltd. ("Tyco") and the Representatives of the
                          Underwriters named therein, relating to the 6 1/8% Notes due 2001, the 6 3/8% Notes due 2005 and the 7% Notes due 2028 of the Company**................................

       1.2   --         Underwriting Agreement, dated June 4, 1998, among the Company, Tyco and the
                          Representatives of the Underwriters named therein, relating to the 6 1/4% Dealer remarketable securities(SM) (Drs.(SM)) due 2013 of the Company**...................

       1.3   --         Underwriting Agreement, dated January 7, 1999, among the Company, Tyco and the
                          Representative of the Underwriters named therein, relating to the 6 1/8% Notes due
                          2009 of the Company................................................................

       1.4   --         Underwriting Agreement, dated January 7, 1999, among the Company, Tyco and the
                          Representatives of the Underwriters named therein, relating to the 6 7/8% Notes due
                          2029 of the Company................................................................

       3.1   --         Memorandum of Association (as altered) of the Registrant (incorporated by reference as an Exhibit to Tyco's Annual Report on Form 10-K for the year ended December 31,
                          1992)**............................................................................

       3.2   --         Certificate of Incorporation on Change of Name of Tyco (previously filed as an
                          Exhibit to Tyco's Current Report on Form 8-K filed July 10, 1997)**................

       3.3   --         Bye-Laws of Tyco (incorporating all amendments to March 27, 1998)**..................

       3.4   --         Articles of Association of the Company**.............................................

       4.1   --         Indenture, dated as of June 9, 1998, among the Company, Tyco and The Bank of New
                          York, as Trustee**.................................................................

       4.2   --         Supplemental Indenture No. 1, dated as of June 9, 1998, among the Company, Tyco and the Bank of New York, as Trustee, relating to the 6 1/8% Notes due 2001 of the
                          Company (including the form of Notes)**............................................

       4.3   --         Supplemental Indenture No. 2, dated as of June 9, 1998, among the Company, Tyco and the Bank of New York, as Trustee, relating to the 6 3/8% Notes due 2005 of the
                          Company (including the form of Notes)**............................................

       4.4   --         Supplemental Indenture No. 3, dated as of June 9, 1998, among the Company, Tyco and the Bank of New York, as Trustee, relating to the 7% Notes due 2028 of the Company
                          (including the form of Notes)**....................................................

       4.5   --         Supplemental Indenture No. 4, dated as of June 9, 1998, among the Company, Tyco and the Bank of New York, as Trustee, relating to the 6 1/4% Dealer remarketable securities(SM) (Drs.(SM)) due 2013 of the Company (including the form of
                          Drs.(SM))**........................................................................

       4.6   --         Supplemental Indenture No. 7, dated as of January 12, 1999, among the Company, Tyco and the Bank of New York, as Trustee, relating to the 6 1/8% Notes due 2009 of the
                          Company (including the form of Notes)..............................................

       4.7   --         Supplemental Indenture No. 8, dated as of January 12, 1999, among the Company, Tyco and the Bank of New York, as Trustee, relating to the 6 1/8% Notes due 2029 of the
                          Company (including the form of Notes)..............................................

       5.1   --         Opinion of Appleby, Spurling & Kempe**...............................................

  EXHIBIT                                                                                                         NUMBERED
  NUMBER                                                     DESCRIPTION                                            PAGE
-----------             -------------------------------------------------------------------------------------  ---------------
       5.2   --         Opinion of Beghin Nothal Feider Loeff Claeys Verbeke**...............................

       5.3   --         Opinion of Kramer Levin Naftalis & Frankel LLP**.....................................

      12     --         Statement of Computation of Ratio of Earnings to Fixed Charges.......................

      23.1   --         Consent of Coopers & Lybrand**.......................................................

      23.2   --         Consent of Coopers & Lybrand L.L.P.**................................................

      23.3   --         Consent of Arthur Andersen LLP**.....................................................

      24     --         Powers of Attorney**.................................................................

      25     --         Statement of Eligibility of Trustee on Form T-1**....................................

------------------------

**  Previously filed.